Intangible assets, net (Tables)	12 Months Ended
Mar. 31, 2018
Intangible assets, net
Schedule of intangible assets, net

	As of March 31,
	2017	2018
	(in millions of RMB)
Trade names, trademarks and domain names	8,100	14,198
User base and customer relationships	4,169	13,510
Licensed copyrights	6,087	9,182
Non-compete agreements (i)	5,915	7,820
Developed technology and patents	4,793	5,463
Others	32	225

	29,096	50,398
Less: accumulated amortization and impairment	(14,988)	(22,933)

Net book value	14,108	27,465

(i)

In April 2017, the Company entered into a non-compete agreement with a former management member of Youku (Note 4(g)), with a fair value of RMB2,528 million. As of March 31, 2018, the remaining amortization period of such non-compete agreement was two years.

Schedule of estimated future aggregate amortization expenses
Amounts
(in millions of RMB)
For the year ending March 31,
2019	6,764
2020	3,408
2021	1,962
2022	1,513
2023	1,391
Thereafter	12,427

27,465